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[PHOTO OF WOMAN WITH 3 KIDS]

THE STRONG
DOW 30 VALUE
FUND

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ANNUAL REPORT - DECEMBER 31,1999

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

As an apprentice investment analyst in the 1960s, I observed and experienced powerful economic and stock market growth. The explosive stock market was very profitable for investors, and I always planned for the time when I'd be able to position our investors to take advantage of that kind of growth again. The dramatic market move of the late 1990s reminded me of those days in the 1960s and provided an excellent opportunity.

In our strategic planning effort, what Strong saw coming in the 1990s was a powerful wave of innovation and technological change that was going to affect the way we all lived our daily lives. We knew the successful companies of the future would be those that moved quickly to embrace this new way of thinking. It was Strong's responsibility to ensure that our shareholders benefited from this change and capitalized on the opportunity.

How did Strong position our investors to take advantage of the coming growth? First, we expanded our fund lineup to offer quality choices in every asset class. We then put technology to work in a number of ways--all intended to provide our customers and portfolio managers with state-of-the-art tools for better decision making, and to enhance the customer experience in every interaction with Strong. And as we made these improvements, we always stayed true to our commitment to developing a one-on-one relationship with each of our investors.

When it comes right down to it, it's our job to make you money. And many of you benefited in 1999, the most exceptional performance year in Strong's history. Many major financial publications have also recently recognized Strong.

What can you expect from Strong in the future? We'll continue working to improve our investment management expertise to try to deliver market-beating results year after year. And we'll continue to innovate and develop practical technology solutions aimed at helping you make better investment decisions. And you can be assured that we will continue to work to deliver the "across-the-kitchen-table" customer experience you've come to expect from STRONG.

                                                /s/ Dick

                          THE STRONG DOW 30 VALUE FUND
                           ---------------------------
                       ANNUAL REPORT - DECEMBER 31, 1999

                               TABLE OF CONTENTS

INVESTMENT REVIEW

     The Strong Dow 30 Value Fund ........................................ 2

FINANCIAL INFORMATION

     Schedule of Investments in Securities ............................... 4

     Statement of Assets and Liabilities ................................. 5

     Statement of Operations ............................................. 6

     Statements of Changes in Net Assets ................................. 7

     Notes to Financial Statements ....................................... 8

FINANCIAL HIGHLIGHTS .....................................................10

REPORT OF INDEPENDENT ACCOUNTANTS ........................................11

PERSPECTIVES
FROM THE MANAGERS

/s/ Charles B. Carlson                 /s/ Richard T. Moroney

Charles B. Carlson                     Richard T. Moroney
Portfolio Co-manager                   Portfolio Co-manager

--------------------------------------------------------------------------------

In late 1997, your portfolio managers thought it would be a good idea to start a fund that focused exclusively on the Dow Industrials and emphasized the best value stocks in the average. We believed these stocks were well-positioned to capitalize on an increasingly global economy. We also believed they were poised for improvement as investors questioned the historically rich premiums at which growth stocks were trading.

So far, we've been half right. As a group, the 30 Dow Industrials have handily outperformed the broad stock market. Value stocks, however, have continued to lag both inside and outside The Dow.

While many investors seem to have concluded that price/earnings ratios and other valuation measures are outdated tools, we do not intend to change our value-oriented style. Not only do we think such a shift would be unduly risky, but several factors suggest the tide will turn in value investors' favor. First, the outlook for global economic growth and overall corporate earnings is bright. Historically, value stocks have done best when the global economy and corporate earnings growth are accelerating.

--------------------------------------------------------------------------------
 ...THE OUTLOOK FOR GLOBAL ECONOMIC GROWTH AND OVERALL CORPORATE EARNINGS IS
   BRIGHT.
--------------------------------------------------------------------------------

Second, the premiums investors are paying for growth stocks have seldom been richer. Measured by price/earnings ratios, the discount offered by value stocks relative to growth stocks has rarely been wider. Third, many attractive growth stocks are still trading at reasonable valuations. Several consistent double-digit growers now trade at discount valuations.

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

     - For the year ended December 31, 1999, the Strong Dow 30 Value Fund achieved a total return of 24.87% while the Dow Jones Industrial Average-SM- (DJIA) returned 27.18%.*

     - The Fund's performance benefited from investors' continuing interest in large-capitalization stocks. Also, improving economies around the globe helped the performance of several Fund holdings that have substantial overseas operations.

     - One factor adversely affecting the Fund's performance relative to its DJIA benchmark was the rise in interest rates during the year, as the Fund had overweightings in a number of interest-sensitive DJIA stocks. Another factor was the Fund's underweightings in such extremely pricey DJIA stocks as retailers Wal-Mart Stores and Home Depot, as well as General Electric.

--------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 12-31-99

                              1-year         24.87%

                     Since Inception         20.41%
                      (on 12-31-97)
--------------------------------------------------------------------------------
[SIDENOTE]
                               FIVE LARGEST STOCK
                                    HOLDINGS

                                 AS OF 12-31-99
--------------------------------------------------------------------------------

                SECURITY                              % OF NET ASSETS

--------------------------------------------------------------------------------

                American Express Company                         7.0%

                General Electric Company                         5.9%

                J.P. Morgan & Company, Inc.                      5.8%

                Hewlitt-Packard Company                          5.8%

                Microsoft Corporation                            5.3%

Please see the Schedule of Investments in Securities for a complete listing of the Funds portfolio.

Fourth, some deep-discount value stocks are being ignored on Wall Street. For example, we remain bullish on the prospects of General Motors and therefore overweighted this stock during 1999. The stock traded at less than nine times expected 2000 earnings. We expect automotive earnings to hold up relatively well in 2000 because of cost cutting. Also, GM has the potential to benefit from the spin-off or sale of its Hughes unit, which in our opinion would spark an upward reappraisal of the company. And while investors have not been focusing on dividend yield, GM's yield of nearly 3% offers a potential cushion during rocky market periods. Likewise, we overweighted our holdings in Boeing. The company is finally improving its productivity, which has translated into rising profit margins. We also favor Boeing because we believe plane orders will surprise to the upside as foreign economies improve.

While it's probably too much to ask for the market to show yet another big gain in 2000 on top of the huge gains posted in the last five years, the strong corporate profits we expect in the new year should fuel decent returns in the DJIA.

We appreciate your confidence in the Fund and will do our best to reward that confidence in 2000.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG DOW 30 VALUE FUND INVESTS SOLELY IN THE 30 STOCKS THAT COMPRISE THE DOW JONES INDUSTRIAL AVERAGE (DJIA). WITH ONE HALF OF THE FUND'S ASSETS, THE MANAGERS ATTEMPT TO REPLICATE THE DJIA AND EQUAL ITS RETURN. IN THE OTHER HALF OF THE PORTFOLIO, THE MANAGERS ATTEMPT TO BETTER THE DJIA'S RETURN BY EMPHASIZING DJIA STOCKS SELLING AT ATTRACTIVE VALUATIONS. IN ASSESSING VALUE, THE MANAGERS CONSIDER DIVIDEND YIELD, PRICE/EARNINGS RATIOS, PRICE/CASH FLOW RATIOS, AND COMPANY GROWTH RATES.
--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The major market averages extended their winning streak, posting a fifth straight year of double-digit growth. Strong corporate profit growth and moderate inflation fueled investor bullishness.

- Momentum investing was a primary market theme. Indeed, investors were willing to pay exorbitant prices for companies showing earnings and price momentum, especially in the technology sector. This climate presents challenges for value-oriented funds, which includes the Strong Dow 30 Value Fund.

- Given investors' willingness to overpay for stocks with momentum, we were reluctant to place big bets against richly valued Dow stocks with price and earnings momentum. This partly explains why the Fund held up well relative to its benchmark and outdistanced most large-cap value funds.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 12-31-97 TO 12-31-99
                                     [GRAPH]

          THE STRONG DOW 30 VALUE FUND   Dow Jones Industrial Average-SM-*   Lipper Large-Cap Value Funds Index*
12-97    $ 10,000                        $ 10,000                            $ 10,000
 4-98    $ 11,127                        $ 11,172                            $ 11,148
 6-98    $ 11,273                        $ 11,411                            $ 11,276
 9-98    $ 10,065                        $ 10,048                            $ 10,028
12-98    $ 11,611                        $ 11,813                            $ 11,824
 4-99    $ 12,444                        $ 12,644                            $ 12,102
06-99    $ 13,978                        $ 14,228                            $ 13,152
 9-99    $ 13,084                        $ 13,461                            $ 12,081
12-99    $ 14,499                        $ 15,023                            $ 13,099

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial Average-SM- (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The DJIA is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 1999
--------------------------------------------------------------------------------
                            STRONG DOW 30 VALUE FUND
--------------------------------------------------------------------------------

                                                                  Shares or
                                                                   Principal         Value
                                                                    Amount          (Note 2)
--------------------------------------------------------------------------------------------
COMMON STOCKS 99.6%
AEROSPACE & DEFENSE 6.1%
The Boeing Company                                                     73,100    $ 3,038,219
United Technologies Corporation                                        59,900      3,893,500
                                                                                  ----------
                                                                                   6,931,719

AUTOMOBILE 5.1%
General Motors Corporation                                             79,800      5,800,462

BANK - MONEY CENTER 9.5%
Citigroup, Inc.                                                        75,550      4,197,747
J.P. Morgan & Company, Inc.                                            52,000      6,584,500
                                                                                  ----------
                                                                                  10,782,247

BEVERAGE - SOFT DRINK 1.2%
The Coca-Cola Company                                                  24,500      1,427,125

COMPUTER - MAINFRAME 10.3%
Hewlett-Packard Company                                                57,600      6,562,800
International Business Machines Corporation                            47,800      5,162,400
                                                                                   ---------
                                                                                  11,725,200

COMPUTER SOFTWARE 5.3%
Microsoft Corporation (b)                                              51,500      6,012,625

DIVERSIFIED OPERATIONS 8.6%
E.I. Du Pont de Nemours & Company                                      30,700      2,022,362
Honeywell International, Inc.                                          60,200      3,472,788
Minnesota Mining & Manufacturing Company                               43,600      4,267,350
                                                                                   ---------
                                                                                   9,762,500

ELECTRICAL EQUIPMENT 5.9%
General Electric Company                                               43,800      6,778,050

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 4.6%
Intel Corporation                                                      64,600      5,317,388

FINANCE - MISCELLANEOUS 7.0%
American Express Company                                               47,800      7,946,750

HEALTHCARE - DRUG/DIVERSIFIED 8.5%
Johnson & Johnson                                                      59,300      5,522,312
Merck & Company, Inc.                                                  62,700      4,204,819
                                                                                   ---------
                                                                                   9,727,131
LEISURE PRODUCT 2.5%
Eastman Kodak Company                                                  42,500      2,815,625

LEISURE SERVICE 0.9%
The Walt Disney Company                                                34,200      1,000,350

MACHINERY - CONSTRUCTION & MINING 1.1%
Caterpillar, Inc.                                                      26,900      1,265,981

METALS & MINING 3.2%
Alcoa, Inc.                                                            44,700      3,710,100

OIL - INTERNATIONAL INTEGRATED 1.7%
Exxon Mobil Corporation                                                24,500      1,973,781

PAPER & FOREST PRODUCTS 1.8%
International Paper Company                                            37,300      2,105,119

RETAIL - MAJOR CHAIN 2.4%
Wal-Mart Stores, Inc.                                                  40,100      2,771,913

RETAIL - RESTAURANT 0.9%
McDonald's Corporation                                                 24,500        987,656

RETAIL - SPECIALTY 3.1%
The Home Depot, Inc.                                                   52,350  $   3,589,247

SOAP & CLEANING PREPARATION 2.4%
The Procter & Gamble Company                                           24,500      2,684,281

TELECOMMUNICATIONS - SERVICES 3.1%
AT&T Corporation                                                       68,700      3,486,525

TELEPHONE 3.0%
SBC Communications, Inc.                                               69,100      3,368,625

TOBACCO 1.4%
Philip Morris Companies, Inc.                                          68,100      1,579,069
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $97,869,306)                                           113,549,469
--------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.3%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%                               $286,600        286,600
Warner Lambert Company, 6.08%                                             100            100
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $286,700)                                         286,700
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $98,156,006) 99.9%                         113,836,169
Other Assets and Liabilities, Net 0.1%                                               139,693
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.0%                                                         $113,975,862
============================================================================================


LEGEND
-------------------------------------------------------------------------------

(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.

Percentages are stated as a percent of net assets.

                                See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1999


                                                                                         STRONG DOW 30
                                                                                           VALUE FUND
                                                                                         -------------
ASSETS:
   Investments in Securities, at Value (Cost of $98,156,006)                              $113,836,169
   Receivable for Securities Sold                                                              768,896
   Receivable for Fund Shares Sold                                                              24,841
   Dividends and Interest Receivable                                                           168,872
   Other Assets                                                                                 13,722
                                                                                         -------------
   Total Assets                                                                            114,812,500

LIABILITIES:
   Payable for Securities Purchased                                                            730,497
   Payable for Fund Shares Redeemed                                                             62,181
   Accrued Operating Expenses and Other Liabilities                                             43,960
                                                                                         -------------
   Total Liabilities                                                                           836,638
                                                                                         -------------
NET ASSETS                                                                                $113,975,862
                                                                                         =============
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                          $100,964,489
   Accumulated Net Realized Loss                                                            (2,668,790)
   Net Unrealized Appreciation                                                              15,680,163
                                                                                         -------------
   Net Assets                                                                             $113,975,862
                                                                                         =============
Capital Shares Outstanding (Unlimited Number Authorized)                                     8,016,824

NET ASSET VALUE PER SHARE                                                                       $14.22
                                                                                                ======

                               See Notes to Financial Statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 1999



                                                                                        STRONG DOW 30
                                                                                         VALUE FUND
                                                                                        -------------
INCOME:
   Dividends                                                                             $  1,164,571
   Interest                                                                                    53,870
                                                                                           ----------
   Total Income                                                                             1,218,441

EXPENSES:
   Investment Advisory Fees                                                                   582,923
   Custodian Fees                                                                              43,367
   Shareholder Servicing Costs                                                                 77,310
   Reports to Shareholders                                                                     51,911
   Other                                                                                       70,461
                                                                                           ----------
   Total Expenses before Waivers and Absorptions                                              825,972
   Voluntary Expense Waivers and Absorptions by Advisor                                       (26,670)
                                                                                           ----------
   Expenses, Net                                                                              799,302
                                                                                           ----------
NET INVESTMENT INCOME                                                                         419,139

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Loss on Investments                                                        (1,913,272)
   Net Change in Unrealized Appreciation/Depreciation on Investments                       13,283,450

NET GAIN ON INVESTMENTS                                                                    11,370,178
                                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $ 11,789,317
                                                                                           ==========


                                   See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                   STRONG DOW 30 VALUE FUND
                                                                              ---------------------------------
                                                                              Year Ended             Year Ended
                                                                             Dec. 31, 1999          Dec. 31, 1998
                                                                              -----------            -----------
                                                                                                      (Note 1)
OPERATIONS:
   Net Investment Income                                                    $     419,139           $    381,766
   Net Realized Loss                                                           (1,913,272)              (755,518)
   Net Change in Unrealized Appreciation/Depreciation                          13,283,450              2,396,712
                                                                               ----------             ----------
   Net Increase in Net Assets Resulting from Operations                        11,789,317              2,022,960

DISTRIBUTIONS FROM NET INVESTMENT INCOME                                         (421,108)              (381,735)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                  125,783,891             36,153,107
   Proceeds from Reinvestment of Distributions                                    391,152                370,392
   Payment for Shares Redeemed                                                (51,814,938)            (9,917,176)
                                                                              -----------             ----------
   Net Increase in Net Assets from Capital Share Transactions                  74,360,105             26,606,323
                                                                              -----------             ----------
TOTAL INCREASE IN NET ASSETS                                                   85,728,314             28,247,548

NET ASSETS:
   Beginning of Year                                                           28,247,548                     --
                                                                               ----------              ---------
   End of Year                                                              $ 113,975,862           $ 28,247,548
                                                                             ============            ===========

TRANSACTIONS IN SHARES OF THE FUND:

   Sold                                                                         9,423,493              3,359,816
   Issued in Reinvestment of Distributions                                         27,546                 32,316
   Redeemed                                                                    (3,905,128)              (921,219)
                                                                               ----------               --------

   Net Increase in Shares of the Fund                                           5,545,911              2,470,913
                                                                                =========              =========

                                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999

1.   ORGANIZATION
     Strong Dow 30 Value Fund is a non-diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund commenced operations on January 2, 1998.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) SECURITY VALUATION -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1999.

     (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) CERTAIN INVESTMENT RISKS -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) FUTURES -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) OPTIONS -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

     (G) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (H) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (I) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.80% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor for the year ended December 31, 1999 of $3,722 are included in Other Expenses in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Horizon Investment Services, LLC ("Horizon") manages the investments of Strong Dow 30 Value Fund under an agreement with the Advisor. Horizon is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the year then ended, were $22,030, $187,823 and $1,500, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities, other than government securities, for the year ended December 31, 1999 were $119,978,040 and $45,989,686, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 1999.

6.   INCOME TAX INFORMATION
     At December 31, 1999, the cost of investments in securities for federal income tax purposes was $100,143,721. Net unrealized appreciation of securities was $13,692,448, consisting of gross unrealized appreciation and depreciation of $16,400,331 and $2,707,883, respectively. The Fund had a capital loss carryover of $681,075 which expires in varying amounts through 2007.

     For corporate shareholders in the fund, the percentage of dividend income distributed for the year ended December 31, 1999 which is designated as qualifying for the dividends-received deduction was 100.0% (unaudited).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------
STRONG DOW 30 VALUE FUND
-------------------------------------------------------------------------------------------------------------------

                                                                               Year Ended
                                                                          --------------------
                                                                           Dec. 31,   Dec. 31,
Selected Per-Share Data(a)                                                   1999       1998
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $   11.43   $ 10.00
Income From Investment Operations:
   Net Investment Income                                                       0.05      0.18
   Net Realized and Unrealized Gains on Investments                            2.79      1.43
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                            2.84      1.61
Less Distributions:
   From Net Investment Income                                                 (0.05)    (0.18)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                        (0.05)    (0.18)
-------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                           $   14.22   $ 11.43
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                                +24.9%     +16.1%
  Net Assets, End of Period (In Thousands)                                $ 113,976   $ 28,248
  Ratio of Expenses to Average Net Assets without Waivers and Absorptions       1.1%       2.0%
  Ratio of Expenses to Average Net Assets                                       1.1%       0.1%
  Ratio of Net Investment Income to Average Net Assets                          0.6%       2.1%
  Portfolio Turnover Rate                                                      64.8%      45.7%


     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of Strong Equity Funds, Inc.
and the Shareholders of Strong Dow 30 Value Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Dow 30 Value Fund (the "Fund") (one of the portfolios constituting the Strong Equity Funds, Inc.) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 2, 2000

                                    DIRECTORS
                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik
                                  Neal Malicky


                                    OFFICERS
                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER


                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.
Strong Investments, Inc. RT0954-0200


                         To order a free prospectus kit, call
                                    1-800-368-1030

                           To learn more about our funds,
                            discuss an existing account,
                           or conduct a transaction, call
                                    1-800-368-3863


                      If you are a Financial Professional, call
                                    1-800-368-1683


                               Visit our web site at
                                  www.eStrong.com


                     [LOGO] STRONG FUNDS-Registered Trademark-
                                  P.O. Box 2936
                             Milwaukee, Wisconsin 53201